Debt	12 Months Ended
Dec. 31, 2012
Debt [Abstract]
Debt
9.      Debt

Long-term Debt, Capital Leases and Financing Obligations

Long-term debt, capital leases and financing obligations consist of the following (dollars in thousands):

	December 31,
	2012	2011
Mortgage notes payable due 2013 through 2022; weighted average interest rate of 4.62% in 2012, net of debt discount of $0.3 million (weighted average interest rate of 5.04% in 2011)	$1,701,515	$1,470,462
$150,000 Series A notes payable, secured by five communities and by a $3.0 million cash collateral deposit, bearing interest at LIBOR plus 0.88%, payable in monthly installments of interest only until August 2011 and payable in monthly installments of principal and interest through maturity in August 2013	144,384	148,601

	December 31,
	2012	2011
Discount mortgage note payable due June 2013, weighted average interest rate of 2.56% in 2012, net of debt discount of $1.0 million and $3.0 million in 2012 and 2011, respectively (weighted average interest rate of 2.52% in 2011)	80,533	79,911
Variable rate tax-exempt bonds credit-enhanced by Fannie Mae (weighted average interest rates of 1.65% at December 31, 2012 and 2011), due 2032, payable in monthly installments of principal and interest through maturity, secured by the underlying assets of the portfolio	99,847	100,423
Capital and financing lease obligations payable through 2026; weighted average interest rate of 8.16% in 2012 (weighted average interest rate of 8.61% in 2011)	319,745	348,195
Convertible notes payable in aggregate principal amount of $316.3 million, less debt discount of $65.0 million and $74.4 million in 2012 and 2011, respectively, interest at 2.75% per annum, due June 2018	251,312	241,897
Construction financing due 2017 through 2024; weighted average interest rate of 8.0% in 2012 (weighted average interest rate of 7.0% in 2011)	1,280	6,591
Notes payable issued to finance insurance premiums, weighted average interest rate of 2.81% in 2012 (weighted average interest rate of 3.11% in 2011), due 2013	753	2,545
Total debt	2,599,369	2,398,625
Less current portion	509,543	47,654
Total long-term debt	$2,089,826	$2,350,971

As of December 31, 2012, the current portion of long-term debt within the Company's consolidated financial statements reflects approximately $465.6 million of mortgage notes payable due within the next 12 months.  Although these debt obligations are scheduled to mature on or prior to December 31, 2013, the Company has the option, subject to the satisfaction of customary conditions (such as the absence of a material adverse change), to extend the maturity of approximately $205.5 million of certain mortgages payable included in such debt until 2018 or later, as the instruments associated with such mortgages payable provide that the Company can extend the respective maturity dates for terms of five to seven years from the existing maturity dates.

The annual aggregate scheduled maturities of long-term debt obligations outstanding as of December 31, 2012 are as follows (dollars in thousands):

Year Ending December 31,	Long-term Debt	Capital and Financing Lease Obligations	Total Debt
2013	$490,666	$55,828	$546,494
2014	170,705	55,065	225,770
2015	54,442	53,401	107,843
2016	50,643	46,957	97,600
2017	341,983	60,494	402,477
Thereafter	1,237,452	211,405	1,448,857
Total obligations	2,345,891	483,150	2,829,041
Less amount representing debt discount	(66,267)	—	(66,267)
Less amount representing interest (8.16%)	—	(163,405)	(163,405)
Total	$2,279,624	$319,745	$2,599,369

Credit Facilities

On January 31, 2011, the Company entered into an amended and restated credit agreement with General Electric Capital Corporation, as administrative agent and lender, and the other lenders from time to time parties thereto. The amended credit agreement amended and restated in its entirety the Company's existing credit agreement dated as of February

23, 2010, as previously amended.  The amended credit agreement increased the commitment under the credit facility from $120.0 million to $200.0 million and extended the maturity date to January 31, 2016.  Effective February 23, 2011, the commitment under the amended and restated credit agreement was further increased to $230.0 million.

The revolving line of credit can be used to finance acquisitions and fund working capital and capital expenditures and for other general corporate purposes.

The facility is secured by a first priority lien on certain of the Company's communities. The availability under the line will vary from time to time as it is based on borrowing base calculations related to the value and performance of the communities securing the facility.

Amounts drawn under the facility bear interest at 90-day LIBOR plus an applicable margin, as described below. For purposes of determining the interest rate, in no event will LIBOR be less than 2%. The applicable margin varies with the percentage of total commitment drawn, with a 4.5% margin at 35% or lower utilization, a 5.0% margin at utilization greater than 35% but less than or equal to 50% and a 5.5% margin at greater than 50% utilization. The Company is also required to pay a quarterly commitment fee of 1.0% per annum on the unused portion of the facility.

The credit agreement contains typical affirmative and negative covenants, including financial covenants with respect to minimum consolidated fixed charge coverage and minimum consolidated tangible net worth. A violation of any of these covenants could result in a default under the credit agreement, which would result in termination of all commitments under the credit agreement and all amounts owing under the credit agreement and certain other loan agreements becoming immediately due and payable.

As of December 31, 2012, the Company had an available secured line of credit with a $230.0 million commitment and $191.4 million of availability (of which $80.0 million had been drawn as of that date).  The Company also had secured and unsecured letter of credit facilities of up to $92.5 million in the aggregate as of December 31, 2012.  Letters of credit totaling $78.1 million had been issued under these facilities as of that date.

Convertible Debt Offering

In June 2011, the Company completed a registered offering of $316.3 million aggregate principal amount of 2.75% convertible senior notes (the "Notes"). The Company received net proceeds of approximately $308.2 million after the deduction of underwriting commissions and offering expenses.  The Company used a portion of the net proceeds to pay the Company's cost of the convertible note hedge transactions described below, taking into account the proceeds to the Company of the warrant transactions described below, and used the balance of the net proceeds to repay existing outstanding debt.
The Notes are senior unsecured obligations and rank equally in right of payment to all of the Company's other senior unsecured debt, if any. The Notes will be senior in right of payment to any of the Company's debt which is subordinated by its terms to the Notes (if any). The Notes are also structurally subordinated to all debt and other liabilities and commitments (including trade payables) of the Company's subsidiaries. The Notes are also effectively subordinated to the Company's secured debt to the extent of the assets securing the debt.
The Notes bear interest at 2.75% per annum, payable semi-annually in cash.  The Notes are convertible at an initial conversion rate of 34.1006 shares of Company common stock per $1,000 principal amount of Notes (equivalent to an initial conversion price of approximately $29.325 per share), subject to adjustment. Holders may convert their Notes at their option prior to the close of business on the second trading day immediately preceding the stated maturity date only under the following circumstances:  (i) during any fiscal quarter commencing after the fiscal quarter ending September 30, 2011, if the last reported sale price of the Company's common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the preceding fiscal quarter is greater than or equal to 130% of the applicable conversion price on each applicable trading day; (ii) during the five business day period after any five consecutive trading day period (the

"measurement period"), in which the trading price per $1,000 principal amount of notes for each trading day of that measurement period was less than 98% of the product of the last reported sale price of the Company's common stock and the applicable conversion rate on each such day; or (iii) upon the occurrence of specified corporate events.  On and after March 15, 2018, until the close of business on the second scheduled trading day immediately preceding the maturity date, holders may convert their Notes at any time, regardless of the foregoing circumstances.  Unconverted Notes mature at par in June 2018.
Upon conversion, the Company will satisfy its conversion obligation by paying or delivering, as the case may be, cash, shares of the Company's common stock or a combination of cash and shares of the Company's common stock at the Company's election.  It is the Company's current intent and policy to settle the principal amount of the Notes (or, if less, the amount of the conversion obligation) in cash upon conversion.
In addition, following certain corporate transactions, the Company will increase the conversion rate for a holder who elects to convert in connection with such transaction by a number of additional shares of common stock as set forth in the supplemental indenture governing the Notes.
The Notes were issued in an offering registered under the Securities Act of 1933, as amended (Securities Act).
In accordance with FASB guidance on the accounting for convertible debt instruments that may be settled in cash upon conversion (including partial settlement), the liability and equity components are separated in a manner that will reflect the entity's non-convertible debt borrowing rate when interest expense is recognized in subsequent periods.
The Company is accreting the carrying value to the principal amount at maturity using an imputed interest rate of 7.5% (the estimated effective borrowing rate for nonconvertible debt at the time of issuance, Level 2) over its expected life of seven years.
As of December 31, 2012, the "if converted" value of the Notes does not exceed its principal amount.
The interest expense associated with the Notes (excluding amortization of the associated deferred financing costs) was as follows (dollars in thousands):

	For the Years Ended December 31,
	2012	2011
Coupon interest	$8,697	$4,759
Amortization of discount	9,415	4,456
Interest expense related to convertible notes	$18,112	$9,215

In connection with the offering of the Notes, in June 2011, the Company entered into convertible note hedge transactions (the "Convertible Note Hedges") with certain financial institutions (the "Hedge Counterparties"). The Convertible Note Hedges cover, subject to customary anti-dilution adjustments, 10,784,315 shares of common stock.  The Company also entered into warrant transactions with the Hedge Counterparties whereby the Company sold to the Hedge Counterparties warrants to acquire, subject to customary anti-dilution adjustments, up to 10,784,315 shares of common stock (the "Sold Warrant Transactions").  The warrants have a strike price of $40.25 per share, subject to customary anti-dilution adjustments.

The Convertible Note Hedges are expected to reduce the potential dilution with respect to common stock upon conversion of the Notes in the event that the price per share of common stock at the time of exercise is greater than the strike price of the Convertible Note Hedges, which corresponds to the initial conversion price of the Notes and is similarly subject to customary anti-dilution adjustments. If, however, the price per share of common stock exceeds the strike price of the Sold Warrant Transactions when they expire, there would be additional dilution from the issuance of common stock pursuant to the warrants.

The Convertible Note Hedges and Sold Warrant Transactions are separate transactions (in each case entered into by the Company and Hedge Counterparties), are not part of the terms of the Notes and will not affect the holders' rights under the Notes. Holders of the Notes do not have any rights with respect to the Convertible Note Hedges or the Sold Warrant Transactions.

These hedging transactions had a net cost of approximately $31.9 million, which was paid from the proceeds of the Notes and recorded as a reduction of additional paid-in capital.  The Company has contractual rights, and, at execution of the related agreements, had the ability to settle its obligations under the conversion feature of the Notes, the Convertible Note Hedges and Sold Warrant Transactions, with the Company's common stock. Accordingly, these transactions are accounted for as equity, with no subsequent adjustment for changes in the value of these obligations.

2012 Financings

On January 5, 2012, the Company obtained a $63.0 million first mortgage loan, secured by the underlying community.  The loan bears interest at a variable rate equal to 30-day LIBOR plus a margin of 300 basis points and matures in January 2017.  In connection with the transaction, the Company repaid $62.8 million of existing variable rate debt.

On February 29, 2012, the Company obtained a $20.0 million first mortgage loan, secured by the underlying community.  The loan bears interest at a variable rate equal to 30-day LIBOR plus a margin of 275 basis points and matures in February 2017.

As discussed in Note 4, the Company financed a current year acquisition with a $77.9 million first mortgage.  The first mortgage facility has a ten year term and 75% of it bears interest at a fixed rate of 4.2% and the remaining 25% bears interest at a variable rate of 30-day LIBOR plus a margin of 276 basis points.  The $15.0 million mortgage loan used to partially finance the acquisition had a two year term and bore interest at a fixed rate of 7.0%.

On June 29, 2012, the Company obtained a $15.0 million first mortgage loan, secured by two communities that the Company acquired in February 2012.  The loan bears interest at a variable rate equal to 30-day LIBOR plus a margin of 425 basis points and matures in June 2017.  In connection with the transaction, the Company repaid $15.0 million of seller-financed debt that had been obtained at the time of closing of the acquisition (Note 4).

On December 28, 2012, the Company obtained a $171.3 million first mortgage loan secured by nine of the Company's communities, including eight recently-acquired communities.  The loan has a ten-year term and bears interest at a variable rate equal to 30-day LIBOR plus a margin of 259 basis points.  In connection with the transaction, the Company repaid $37.4 million of mortgage loans scheduled to mature in 2013.

2011 Financings

On March 29, 2011, the Company obtained a $28.0 million first mortgage loan, secured by the underlying community.  The loan bears interest at a rate that has been effectively fixed at 5.49% by means of a swap instrument issued by the lender and matures in March 2016.  In connection with the transaction, the Company repaid $28.0 million of existing variable rate debt.

During the year ended December 31, 2011, the Company repaid approximately $37.9 million of mortgage debt in connection with the release of entrance fee escrows at a recently opened entrance fee CCRC.  Additionally, during the year ended December 31, 2011, the Company repaid $48.7 million of mortgage debt and moved the related assets into the credit line borrowing base and repaid $274.9 million of mortgage debt from the net proceeds of the convertible debt offering.  The Company recognized a loss on extinguishment of debt of $18.9 million for the year ended December 31, 2011 in connection with the early repayment of first and second mortgage notes.

On July 29, 2011, the Company obtained $437.8 million in loans pursuant to the terms of a Master Credit Facility Agreement.  The loans are secured by first mortgages on 44 communities, and 75% of the loans bear interest at a fixed rate of 4.25% while the remaining 25% of the loans bear interest at a variable rate equal to the 30-day LIBOR plus a margin of 182 basis points.  The loans mature on August 1, 2018 and require amortization of principal over a

30 year period.  Proceeds of the loans, together with cash on hand, were used to refinance or prepay $445.2 million of mortgage debt which was scheduled to mature in February and August 2012.

The Master Credit Facility Agreement permits additional loans and substitution or release of mortgaged communities subject to loan-to-value and debt service coverage requirements. The Master Credit Facility Agreement also provides flexibility for expansion of, and repositioning of services provided at, the mortgaged communities subject to lender approval.

On December 21, 2011, the Company repaid $5.0 million of mortgage debt related to two communities.  The partial repayments were allowed under the loan agreements and did not incur any prepayment penalties.

As of December 31, 2012, the Company is in compliance with the financial covenants of its outstanding debt and lease agreements.

Interest Rate Swaps and Caps

In the normal course of business, a variety of financial instruments are used to manage or hedge interest rate risk. Interest rate protection and swap agreements were entered into to effectively cap or convert floating rate debt to a fixed rate basis, as well as to hedge anticipated future financing transactions.

The following table summarizes the Company's swap instruments at December 31, 2012 (dollars in thousands):

Current notional balance	$27,373
Highest possible notional	$27,373
Lowest interest rate	5.49%
Highest interest rate	5.49%
Average fixed rate	5.49%
Earliest maturity date	2016
Latest maturity date	2016
Weighted average original maturity	5.0 years
Estimated liability fair value (included in other liabilities at December 31, 2012)	$(1,833)
Estimated liability fair value (included in other liabilities at December 31, 2011)	$(2,809)

The following table summarizes the Company's cap instruments at December 31, 2012 (dollars in thousands):

Current notional balance	$589,568
Highest possible notional	$589,568
Lowest interest cap rate	5.00%
Highest interest cap rate	6.06%
Average fixed cap rate	5.43%
Earliest maturity date	2013
Latest maturity date	2018
Weighted average original maturity	3.5 years
Estimated asset fair value (included in other assets at December 31, 2012)	$495
Estimated asset fair value (included in other assets at December 31, 2011)	$—

During the year ended December 31, 2012, the Company terminated one swap agreement with a total notional amount of $150.0 million. In conjunction with this transaction, $1.2 million was paid to the counterparty, which had been previously deposited as collateral. The Company also entered into three new cap agreements with an aggregate notional amount of $340.8 million and extended the maturity of five cap agreements with an aggregate notional amount of $100.8 million.